UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53078	42-1743430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Columbus Ave, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661-2224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective January 8, 2016 (the “Effective Date”), Bone Biologics Corporation (the “Company”) entered into separate Professional Services Agreements (each an “Agreement” and, collectively, the “Agreements”) with each of Dr. Bessie (Chia) Soo, Dr. Kang (Eric) Ting, and Dr. Benjamin Wu (each, an “Advisor” and, collectively, the “Advisors”). Pursuant to each of the Agreements, each Advisor has agreed to provide certain services to the Company, including providing strategic advice and strategic introductions to the Company’s management team as well as specific services set forth on an Exhibit to each Agreement. The Agreements are substantially identical. In consideration for the services to be rendered under the applicable Agreement, each Advisor is granted 10-year stock options (the “Options”) to purchase 1,800,364 shares of the Company’s common stock corresponding to 4% of the Company’s outstanding common stock, on a fully diluted basis, at an exercise price of $1.59 per share. The shares subject to the Option will vest 25% on each of the first, second and third anniversary of the Effective Date and 12.5% on each of the fourth and fifth anniversary of the Effective Date. The options fully vest on a change of control of the Company (as defined in the Agreement) if the Company terminates the Agreement without cause or the Advisor terminates the Agreement with cause. Additionally, beginning January 1, 2017, the Company will pay each Advisor an annual consulting fee of $200,000 in cash or, at the option of the Company, in shares of its common stock valued as provided in the Agreement.

Dr. Soo and Dr. Wu are directors of the Company, and Dr. Ting is on the Company’s Scientific Advisory Board. Each of the Advisors were involved in the founding of the Company.

The foregoing description of the Professional Services Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Professional Services Agreement, the form of which is filed as an exhibit to this report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The discussion in Item 1.01 relating to the grant of options and payment of the consulting fees in shares of common stock is incorporated herein by reference. The Options and underlying shares of common stock were not registered under the Securities Act of 1933, as amended (the “Act”) in reliance upon the exemption from registration contained in Section 4(a)(2) of the Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

Exhibit No.	Description
10.1	Form of Professional Services Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2016	Bone Biologics Corporation

	By:	/s/ STEPHEN R. LaNEVE
	Name:	Stephen R. LaNeve
	Title:	Chief Executive Officer

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Index to Exhibits

Exhibit No.	Description
10.1	Form of Professional Services Agreement.

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